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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 16, 2001
                                                --------------------------------



                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)

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

        New York                          1-4346                 11-2418067
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
        (State or other              (Commission                 (IRS Employer
        jurisdiction of              File Number)                Identification No.)
        incorporation)
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                388 Greenwich Street, New York, New York              10013
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                  (Address of principal executive offices)          (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)



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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        Exhibits:
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

   Exhibit No.    Description
   -----------    ------------
     1.01         Terms Agreement, dated March 16, 2001, among the Company and
                  Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc of
                  America Securities LLC, Banc One Capital Markets, Inc.,
                  Barclays Bank PLC, Blaylock & Partners, L.P., BNP Paribas
                  Securities Corp., Chase Securities Inc., First Union
                  Securities, Inc., Guzman & Company, Santander Central Hispano
                  Investment Securities Inc., UBS Warburg LLC and Westdeutsche
                  Landesbank Girozentrale, as Underwriters, relating to the offer and sale of the Company's 5.875% Notes due March
                  15, 2006.

     4.01         Form of Note for the Company's 5.875% Notes due March 15,
                  2006.

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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  March 22, 2001                    SALOMON SMITH BARNEY
                                             HOLDINGS INC.



                                          By:     /s/ Mark I. Kleinman
                                                 -----------------------------
                                                      Mark I. Kleinman
                                                      Treasurer










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